TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, as supplemented, Summary Prospectus and

Statement of Additional Information, as supplemented

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Transamerica Diversified Equity VP

Change in Sub-Adviser. Wellington Management Company, LLP (“Wellington Management”) will become the sole sub-adviser to Transamerica Diversified Equity VP (the “Portfolio”). This change is expected to occur on or about March 31, 2011, but may occur sooner. On the effective date of the change, the Portfolio will be renamed Transamerica WMC Diversified Equity VP. Portfolio shareholders will receive an information statement providing information regarding Wellington Management and its new sub-advisory agreement with Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s adviser.

In connection with the change in sub-adviser, the Portfolio’s investment objective, principal investment strategies and risks and benchmark index will change. The Portfolio will also have a new sub-advisory fee structure. The Portfolio’s fundamental investment restrictions will remain the same; the Portfolio’s non-fundamental investment policies will be eliminated. TAM will continue to serve as the Portfolio’s investment adviser. TAM’s advisory fee will not increase as a result of these changes.

On the effective date of the change in sub-adviser, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the Portfolio:

NAME:

Transamerica WMC Diversified Equity VP

INVESTMENT OBJECTIVE:

Seeks to maximize long-term growth.

PRINCIPAL INVESTMENT STRATEGIES:

The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic equity securities. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

PRINCIPAL RISKS (in alphabetical order):

•    Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

• Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•    Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio 's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•    Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

• Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•    Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

• Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

BENCHMARK:

Russell 1000® Growth Index

SUB-ADVISER:

Wellington Management Company, LLP. The principal business address of Wellington Management is 280 Congress Street, Boston, MA 02210.

Portfolio Manager

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2011	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Sub-advisory Fee

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets*):

First $2 billion	0.28%
Over $2 billion up to $5 billion	0.25%
Over $5 billion	0.225%

* Assets will be aggregated with similar mandates of Transamerica Funds, Transamerica Series Trust and Transamerica Partners funds managed by Wellington Management.

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Investors Should Retain this Supplement for Future Reference

January 19, 2011